UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2025

Uniti Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42779	85-2262564
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2101 Riverfront Drive, Suite A Little Rock, Arkansas	72202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (501) 850-0820

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	UNIT	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01     Entry into a Material Definitive Agreement.

Senior Secured Notes

On October 6, 2025, Windstream Services, LLC (the “Issuer”), a subsidiary of Uniti Group Inc. (the “Company” or “Uniti”), completed a private offering of $1,400.0 million aggregate principal amount of the Issuer’s 7.500% Senior Secured Notes due 2033 (the “Notes”). The Issuer used the net proceeds from the offering, together with the proceeds of the New Term Loan (as defined and described below), to fund the redemption in full of the outstanding 10.50% Senior Secured Notes due 2028 issued by the Issuer and certain other subsidiaries of the Company as co-issuers (the “2028 Secured Notes”), and to pay any related premiums, fees and expenses in connection with the foregoing. On October 6, 2025, the Issuer redeemed the 2028 Secured Notes and satisfied and discharged its and the other co-issuers’ respective obligations with respect to the indenture governing the 2028 Secured Notes.

The Notes were issued at an issue price of 100.000% of their principal amount pursuant to an Indenture, dated as of October 6, 2025 (the “Indenture”), among the Issuer, the guarantors named therein (collectively, the “Guarantors”) and Deutsche Bank Trust Company Americas, as trustee (in such capacity, the “Trustee”) and as collateral agent. The Notes mature on October 15, 2033 and bear interest at a rate of 7.500% per year. Interest on the Notes is payable on March 15 and September 15 of each year, beginning on March 15, 2026.

The Issuer may redeem the Notes, in whole or in part, at any time prior to October 15, 2028 at a redemption price equal to 100% of the principal amount of the Notes redeemed plus accrued and unpaid interest on the Notes, if any, to, but not including, the redemption date, plus an applicable “make whole” premium described in the Indenture. Thereafter, the Issuer may redeem the Notes in whole or in part, at the redemption prices set forth in the Indenture. In addition, prior to October 15, 2028, the Issuer may, on one or more occasions, redeem up to 10% of the aggregate principal amount of the Notes in any twelve-month period at a redemption price equal to 103% of the principal amount thereof plus accrued and unpaid interest thereon, if any, to, but not including, the applicable redemption date. Further, at any time on or prior to October 15, 2028, up to 40% of the aggregate principal amount of the Notes may be redeemed with the net cash proceeds of certain equity offerings at a redemption price of 107.500% of the principal amount plus accrued and unpaid interest, if any, to, but not including, the applicable redemption date; provided that at least 60% of aggregate principal amount of the originally issued Notes remains outstanding. If certain changes of control of the Issuer occur, holders of the Notes will have the right to require the Issuer to offer to repurchase their Notes at 101% of their principal amount plus accrued and unpaid interest, if any, to, but not including, the repurchase date.

The Notes are fully and unconditionally guaranteed, jointly and severally, on a senior unsecured basis by the Company and Uniti Group LLC (the Company’s indirect subsidiary and the Issuer’s parent company) and on a senior secured basis by each of the Issuer’s existing and future restricted subsidiaries that is an issuer, obligor or guarantor under the senior secured credit facilities and the existing secured notes, other than certain subsidiaries for which regulatory approval is required to issue guarantees (the “Subsidiary Guarantors”). In addition, the Issuer will use commercially reasonable efforts to obtain necessary regulatory approval to allow certain non-guarantor subsidiaries of the Issuer to guarantee the Notes, including by making filings to obtain such approval within 60 days of the issuance of the Notes. The guarantees are subject to release under specified circumstances, including certain circumstances in which such guarantees may be automatically released without the consent of the holders of the Notes.

The Notes and the related guarantees are the Issuer’s and the Subsidiary Guarantors’ senior secured obligations and rank equal in right of payment with all of the Issuer’s and the Subsidiary Guarantors’ existing and future unsubordinated obligations; effectively senior to all unsecured indebtedness of the Issuer and the Subsidiary Guarantors, including the Company’s existing senior unsecured notes, to the extent of the value of the collateral securing the Notes; effectively equal with all of the Issuer’s and the Subsidiary Guarantors’ existing and future indebtedness that is secured by first-priority liens on the collateral (including indebtedness under the Company’s senior secured credit facilities and existing secured notes); senior in right of payment to any of the Issuer’s and Subsidiary Guarantors’ subordinated indebtedness; and structurally subordinated to all existing and future liabilities (including trade payables) of the Company’s subsidiaries that do not guarantee the Notes. The guarantee of the Company and Uniti Group LLC will be their senior unsecured obligations and will rank equally in right of payment with all of their respective existing and future unsubordinated obligations and senior in right of payment to any of their respective subordinated indebtedness. The Notes and the related guarantees will also be effectively subordinated to any existing or future indebtedness that is secured by liens on assets that do not constitute a part of the collateral securing the Notes to the extent of the value of such assets, and to any existing or future secured indebtedness of the Company and Uniti Group LLC to the extent of the value of the assets securing such indebtedness.

The Notes and the related guarantees will be secured by liens on substantially all of the assets of the Issuer and the Subsidiary Guarantors, which assets also ratably secure obligations under the Company’s existing secured notes and senior secured credit facilities, in each case, subject to certain exceptions and permitted liens. The collateral will not include real property below a specified threshold of value.

The Indenture contains customary high yield covenants limiting the ability of the Issuer and its restricted subsidiaries to: incur or guarantee additional indebtedness; incur or guarantee secured indebtedness; pay dividends or distributions on, or redeem or repurchase, capital stock; make certain investments or other restricted payments; sell assets; enter into transactions with affiliates; merge or consolidate or sell all or substantially all of their assets; and create restrictions on the ability of the Issuer and its restricted subsidiaries to pay dividends or other amounts to the Issuer. These covenants are subject to a number of important and significant limitations, qualifications and exceptions. The Indenture also contains customary events of default.

The foregoing description is qualified in its entirety by reference to the Indenture and the form of Note included therein, which are filed herewith as Exhibits 4.1 and 4.2, respectively, and incorporated herein by reference.

New Term Loans

On October 6, 2025, the Issuer entered into an amendment to the Credit Agreement, dated as of September 21, 2020, by and among Windstream Services, LLC, the other loan parties party thereto, the lenders and L/C issuers from time to time party thereto and JPMorgan Chase Bank, N.A., as administrative agent and collateral agent (as amended, restated, amended and restated, supplemented or otherwise modified, refinanced or replaced from time to time, the “legacy Windstream Credit Agreement”) to (i) subject to receipt of customary regulatory approvals, extend the maturity date of the revolving facility thereunder to December 30, 2027, and (ii) provide for a new seven-year term loan facility with a principal amount of $1,000.0 million (the “New Term Loan”). Voluntary prepayments of borrowings under the legacy Windstream Credit Agreement are currently permitted at any time without premium or penalty; provided that any voluntary prepayment, refinancing or repricing of the New Term Loan in connection with certain repricing transactions that occur prior to the six-month anniversary of the closing of the New Term Loan shall be subject to a prepayment premium of 1.00% of the principal amount of the term loans so prepaid, refinanced or repriced. The New Term Loan will include mandatory prepayments, restrictive covenants and events of defaults consistent with the existing legacy Windstream Credit Agreement. The New Term Loan will bear interest based on a floating rate plus a margin (which, at the Issuer’s election, may be the Base Rate plus 3.00% or the Adjusted Term SOFR Rate plus 4.00% (each as defined in the legacy Windstream Credit Agreement, provided that the Adjusted Term SOFR Rate “floor” shall be 0%)).

The foregoing descriptions of the amendments to the legacy Windstream Credit Agreement and the New Term Loan are qualified in their entirety by reference to the legacy Windstream Credit Agreement, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Revolver Amendment

On October 6, 2025, the Issuer entered into an amendment to the Credit Agreement, dated as April 24, 2015, by and among Uniti Group Inc., Windstream Services, LLC, Uniti Group Finance 2019 Inc., CSL Capital, LLC, the guarantors from time to time party thereto, lenders from time to time party thereto and Bank of America, N.A., as administrative agent and collateral agent (as amended, restated, amended and restated, supplemented or modified, refinanced or replaced from time to time, the “legacy Uniti Credit Agreement”) to, subject to receipt of customary regulatory approvals, extend the maturity date of the revolving facility thereunder to December 30, 2027.

The foregoing description of the amendment to the legacy Uniti Credit Agreement is qualified in its entirety by reference to the amended legacy Uniti Credit Agreement, which is filed herewith as Exhibit 10.2 and incorporated herein by reference.

Item 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 8.01     Other Events

On October 6, 2025, the Company issued a press release to announce an offering of $250.0 million aggregate principal amount of secured fiber network revenue term notes (the “ABS Notes”) by its subsidiaries, Uniti Fiber ABS Issuer LLC and Uniti Fiber TRS Issuer LLC (collectively, the “ABS Issuers”). The ABS Notes will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from registration under the Securities Act or any applicable state securities laws.

In connection with the offering of the ABS Notes, the ABS Issuers expect to enter into a commitment for a $75.0 million variable funding note facility with a delayed draw feature, subject to leverage tests and other customary drawing conditions. The ABS Issuers do not expect to draw on the variable funding note facility at the closing of the offering of the ABS Notes. The variable funding notes will be governed by the same indenture that will govern the ABS Notes.

The ABS Notes will be offered only to persons reasonably believed to be qualified institutional buyers under Rule 144A under the Securities Act and outside the United States in compliance with Regulation S under the Securities Act. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on assumptions with respect to the future and management’s current expectations, involve certain risks and uncertainties, and are not guarantees. These forward-looking statements include, but are not limited to, statements regarding the proposed offering of the ABS Notes and use of proceeds therefrom. The words “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “will,” “would,” “predicts” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The Company may not actually achieve the plans, intentions or expectations disclosed in its forward-looking statements, and you should not place undue reliance on the forward-looking statements. Future results may differ materially from the plans, intentions and expectations disclosed in the forward-looking statements that the Company makes. These forward-looking statements involve risks and uncertainties, known and unknown, that could cause events and results to differ materially from those in the forward-looking statements, including, without limitation: unanticipated difficulties or expenditures relating to the merger of Uniti and Windstream; competition and overbuilding in consumer service areas and general competition in business markets; risks related to Uniti’s indebtedness, which could reduce funds available for business purposes and operational flexibility; rapid changes in technology, which could affect its ability to compete; risks relating to information technology system failures, network disruptions, and failure to protect, loss of, or unauthorized access to, or release of, data; risks related to various forms of regulation from the Federal Communications Commission, state regulatory commissions and other government entities and effects of unfavorable legal proceedings, government investigations, and complex and changing laws; risks inherent in the communications industry and associated with general economic conditions; and additional risks set forth in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Uniti and its predecessor’s most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings with the U.S. Securities and Exchange Commission as well as Uniti’s predecessor’s registration statement on Form S-4 dated February 12, 2025. The discussion of such risks is not an indication that any such risks have occurred at the time of this filing. The Company does not assume any obligation to update any forward-looking statements. Uniti expressly disclaims any obligation to release publicly any updates or revisions to any of the forward-looking statements set forth in this press release to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

4.1	Indenture, dated October 6, 2025, by and among Windstream Services, LLC, as Issuer, the guarantors party thereto and Deutsche Bank Trust Company Americas, as trustee and collateral agent, governing the 7.500% Senior Secured Notes due 2033.

4.2	Form of 7.500% Senior Secured Notes due 2033 (included in Exhibit 4.1).

10.1	Amendment No. 4 to the Credit Agreement, dated October 6, 2025, by and among Windstream Services, LLC, as borrower, the other loan parties party thereto, the lenders and L/C issuers party thereto and JPMorgan Chase Bank, N.A. as administrative agent and collateral agent.

10.2	Amendment No. 11 to the Credit Agreement, dated October 6, 2025, among Uniti Group Inc., as parent guarantor, Windstream Services, LLC, Uniti Group Finance 2019 Inc. and CSL Capital, LLC, as borrowers, the other guarantors party thereto, the lenders party thereto and Bank of America, N.A. as administrative and collateral agent.

99.1	Press release issued October 6, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

UNITI GROUP INC.

By:	/s/ Daniel L. Heard
Name: Daniel L. Heard
Title: Senior Executive Vice President – General Counsel and Secretary

Dated: October 6, 2025